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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS

             We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60330) of Union Electric Company of our report on the Union Electric Company Savings Investment Plan for the year ended December 31, 1994, dated June 12, 1995 which is incorporated by reference in this Form 11-K.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP



One Boatmen's Plaza
St. Louis, Missouri

June 26, 1995